UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 8, 2010

Geeknet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Castro St., Suite 450
Mountain View, California  94041
(Address of principal executive offices, including zip code)

(650) 694-2100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 11, 2010, Geeknet, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2009.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 11, 2010, the Company issued a press release announcing the appointment on February 8, 2010 of Robert A. Bowman to the Company’s Board of Directors (the “Board”).  The Board appointed Mr. Bowman as a Class II director, effective February 8, 2010, with a term expiring at the annual meeting following the close of fiscal year 2010.  Mr. Bowman was also appointed as a member the Audit Committee of the Company’s Board (the “Audit Committee”).  A copy of the Company’s press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Pursuant to the Company’s compensation policies for independent, non-employee members of the Board, as detailed in the Company’s Current Report Form 8-K dated September 5, 2007 (Commission File No. 000-28369) and in the Company’s Proxy Statement for its 2008 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on October 21, 2008, Mr. Bowman was granted an option to purchase 70,000 shares of the Company’s Common Stock, vesting over a period of three years, with one quarter vesting on the date of grant and one thirty-sixth vesting each month thereafter. The vesting of this option will automatically accelerate upon a change of control of the Company. Mr. Bowman will also be entitled to receive cash compensation and additional restricted stock grants in accordance with the Company’s standard non-employee director compensation policies, which provide that, among other things, each non-employee director receives an annual retainer of $20,000, $2,500 for in-person attendance at regularly-scheduled Board meetings, $1,250 for telephonic participation at regularly-scheduled Board meetings, and $500 for in person attendance or telephonic participation at any special unscheduled Board meetings.  Also, in accordance with the Company’s standard non-employee director compensation policies, Mr. Bowman will also be entitled to receive $1,500 for in-person attendance or telephonic participation at any Audit Committee meetings.  In addition, it is expected that Mr. Bowman will execute the Company’s standard form of indemnification agreement.

There are no family relationships between Mr. Bowman and any executive officers, directors, or other employees of the Company. Mr. Bowman has no material interests in any transactions or proposed transactions with the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release issued by Geeknet, Inc. on February 11, 2010 titled “Geeknet Reports Fourth Quarter and Year End 2009 Financial Results”*

99.2	Press Release issued by Geeknet, Inc. on February 11, 2010 titled “Geeknet Appoints Robert A. Bowman to Board of Directors”*

*This exhibit is furnished to, but not filed with, the Securities and Exchange Commission by inclusion herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEEKNET, INC. a Delaware corporation

By:	/s/ Patricia S. Morris
Patricia S. Morris Senior Vice President and Chief Financial Officer

Date:  February 11, 2010

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release issued by Geeknet, Inc. on February 11, 2010 titled “Geeknet Reports Fourth Quarter and Year End 2009 Financial Results”
99.2	Press Release issued by Geeknet, Inc. on February 11, 2010 titled “Geeknet Appoints Robert A. Bowman to Board of Directors”